Exhibit 99.1

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First Financial Holdings, Inc.

Charleston, South Carolina

First Federal

FIRST SOUTHEAST
Investor Services, Inc.

FIRST SOUTHEAST
Fiduciary & Trust Services, Inc.

FIRST SOUTHEAST
Insurance Services, Inc.

KINGHORN
Insurance Services, Inc.

JOHNSON
Insurance Associates, Inc./
Benefit Administrators, Inc.

The KIMBRELL
Company, Inc.

PREFERRED
Markets, Inc.

ATLANTIC
Acceptance Corp.

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Core Deposits

(amounts in millions)

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$191
$118
$210
$221
$121
$309
$318
$136
$330
$279
$150
$398
$243
$167
$439
$255
$170
$520
$374
$149
$475
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Demand Deposits
Regular Savings
Money Market

7

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Deposit Composition

(amounts in millions)

$309
Checking
22%
$746
CDs
53%
$221
Money
Market
16%
$121
Statement
Savings
9%

September 30, 2001

$475
Checking
26%
$826
CDs
45%
$374
Money
Market
21%
$149
Statement
Savings
8%

September 30, 2006

8

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Demand Deposit Accounts and Deposit Account Fees

Accounts
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Deposit Fees
(in thousands)
$104.64
$106.70
$116.67
$124.70
$126.96
$133.25
$171.00
72,561
79,581
80,132
85,033
90,704
97,014
103,588
$7,593
$8,489
$9,349
$10,604
$11,516
$12,927
$17,714
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Service Charges & Fees
# of Demand Deposits
Fees per Account

10

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Insurance Revenues

(amounts in thousands)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Total Revenues
3.5%
5.5%
8.8%
11.5%
14.7%
15.9%
15.5%
$2,837
$5,230
$9,966
$13,720
$17,514
$20,012
$20,792
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

12

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Insurance Revenues

(amounts in thousands)

$25,000
$20,000
$15,000
$10,000
$5,000
$0
$2,837
$455
$2,382
$5,230
$2,367
$2,863
$9,96
$4,211
$5,755
$13,720
$3,076
$10,644
$17,514
$3,028
$14,486
$20,012
$948
$19,064
$20,792
$20,792
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Existing Revenues
Acquired Revenues

June 2006 EBSI Acquisition was not material.

13

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Insurance, Brokerage and Trust Revenues

(amounts in thousands)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Total Revenue
5.8%
7.4%
10.8%
13.7%
17.1%
18.6%
18.2%
$4,724
$7,064
$12,270
$16,350
$20,345
$23,368
$24,399
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

15

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Non-Interest Income

(amounts in thousands)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Total Revenue
22.6%
26.2%
27.2%
34.2%
35.5%
39.2%
40.5%
$18,310
$24,918
$30,959
$40,866
$42,175
$49,245
$54,164
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

16

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Other Income Distribution

Fiscal 2006

$4,989
Mortgage
Banking/loan
servicing
9%
$7,062
Other
13%
$17,714
Deposit Fees
33%
$3,607
Brokerage and
Trust
7%
$20,792
Insurance
38%

17

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First Financial Holdings, Inc.

November 2006

Markets

Charlotte, NC
Spartanburg
Rock Hill
Union
Laurens
South
Carolina
Florence
Conway
Columbia
Lake City
Sunset Beach, NC
Myrtle Beach
Charleston
Ridgeland
Beaufort
Hilton Head Island
Retail Banking Offices (41)
Wal*Mart Superstore Offices (11)
First Southeast Insurance Services (13)
Kimbrell Insurance Group (1)
First Southeast Investor Services (11)
First Southeast Fiduciary and Trust Services (3)

18

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Internet Banking Growth
Households and Businesses

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Accounts
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% of Deposit Households
Sep-01 Mar-02 Sep-02 Mar-03 Sep-03 Mar-04 Sep-04 Mar-05 Sep-05 Mar-06 Sep-06
10.3%
13.8%
14.7%
17.2%
20.2%
22.3%
25.8%
29.2%
31.9%
34.2%
36.6%
9,383
12,164
12,734
14,882
17,593
19,664
23,333
27,105
30,264
33,565
37,023

19

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Market Characteristics
1-4 Family Residential Building Permit Growth

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2,267
3,739
2,677
4,762
3,442
5,466
4,126
6,949
4,900
7,979
7,700
8,900
8,250
9,750
2001
2002
2003
2004
2005
2006*
2007**
Charleston MSA
Horry & Georgetown Co.

* Preliminary

** Forecast

Source: Center for Economic Forecasting

23

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Human Capital

Average Years with the Company
September 2006

Years
20
16
12
8
4
0
19
11
12
7
6
8
5
Mgmt. Team
Sales Office Mgr
Mortgage Loan Originators
Financial Services Reps.
Investment Officers
Insurance Reps.
Tellers

26

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Assets

(amounts in billions)

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.26
$2.33
$2.26
$2.32
$2.44
$2.52
$2.66
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

29

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Loan Portfolio

(amounts in millions)

$107
Construction
5%
$352
Consumer
18%
$1,181
Residential Real
Estate
61%
$202
Multifamily,
Commercial
Real Estate &
Business
10%
$108
Land & Lots
6%

September 30, 2001

$139
Construction
6%
$559
Consumer
26%
$910
Residential Real
Estate
43%
$207
Land & Lots
10%
$327
Multifamily,
Commercial
Real Estate &
Business
15%

September 30, 2006

Home equity	$145
Mobile home	90
Other	117

Commercial RE	$126
Business	39
Multifamily	37

Fixed	39%
Variable	61%

Commercial RE	$221
Business	82
Multifamily	24

30

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Credit Quality

NPA's/Assets
0.64%
0.63%
0.67%
0.61%
0.51%
0.29%
0.21%
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

Net Charge-offs/Average Net Loans
0.11%
0.24%
0.31%
0.38%
0.32%
0.29%
0.21%
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

Provision
in thousands
$2,745
$4,975
$5,888
$6,235
$5,675
$4,826
$4,695
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

Allowance/Non-Performing Loans
179%
141%
130%
147%
174%
253%
390%
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

31

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Net Interest Income

(amounts in thousands)

$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$62,754
$70,369
$82,684
$78,460
$76,602
$76,458
$79,725
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

33

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Net Interest Spread

5.54%
5.64%
5.61%
5.73%
5.83%
6.07%
6.20%
6.43%
6.68%
3.31%
3.35%
3.27%
3.31%
3.28%
3.33%
3.21%
3.32%
3.36%
2.23%
2.29%
2.34%
2.42%
2.55%
2.74%
2.99%
3.11%
3.32%
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Yield on Earning Assets
Rate on Interest Bearing Liabilities
Net Interest Spread

34

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Efficiency Ratio

70%
65%
60%
55%
50%
56.9%
59.5%
54.6%
58.8%
52.6%
56.3%
55.0%
59.8%
57.9%
63.3%
57.9%
63.8%
58.50%
64.70%
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06
Bank Only
Consolidated

35

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Net Income
(amounts in thousands)

$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$19,928
$22,559
$28,152
$27,211
$24,554
$26,225
$27,629
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

36

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Core Earnings Per Share

(diluted)

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.47
$1.64
$2.04
$2.07
$1.92
$2.09
$2.27
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

37

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Core Return on Average Equity

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.2%
15.3%
17.3%
16.7%
14.9%
15.5%
15.8%
Sep-00
Sep-01
Sep-02
Sep-03
Sep-04
Sep-05
Sep-06

38

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Stock Performance

Monthly Share Volume Thousands
1,400
1,200
1,000
800
600
400
200
0
Closing Price at Month End
$40
$35
$30
$25
$20
$15
$10
$5
$0
10/04
11/04
12/04
1/05
2/05
3/05
4/05
5/05
6/05
7/05
8/05
9/05
10/05
11/05
12/05
1/06
3/06
4/06
5/06
6/06
7/06
8/06
9/06
10/06

40

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Consistent Dividend Growth

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.32
$0.36
$0.42
$0.48
$0.56
$0.62
$0.68
$0.76
$0.88
$0.92
$0.96
$1.00 *
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
*Quarterly dividend annualized

41

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First Financial Holdings, Inc.

Charleston, South Carolina

A. Thomas Hood

President  and CEO

November 2006

Forward-looking Statements

          Certain matters in the presentation today constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties.  Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain.  The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2005.  Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

2

First Financial Holdings, Inc.
Charleston, South Carolina

[LOGO OF FIRST FEDERAL]

FIRST	FIRST	The
SOUTHEAST	SOUTHEAST	KIMBRELL
Investor Services, Inc.	Insurance Services, Inc.	Company, Inc.

FIRST	KINGHORN	PREFERRED
SOUTHEAST	Insurance Services, Inc.	Markets, Inc.
Fiduciary & Trust Services, Inc.

	JOHNSON	ATLANTIC
	Insurance Associates, Inc./ Benefit Administrators, Inc.	Acceptance Corp.

3

Outline

•	Corporate Profile
•	Strategic Direction
•	Core Deposit Growth
•	Services to Small and Medium-sized Businesses
•	Insurance Sales and Services
•	Non-Interest Income Growth
•	Distribution Channels
•	Markets Served
•	Human Capital
•	Financial Performance

4

Corporate Profile
September 30, 2006
(amounts in thousands)

•	Total Assets	$2,658,128
•	Net Loans	$2,061,129
•	Total Equity	$183,765
•	Equity/Assets	6.91%
•	Market capitalization	$411,328
•	Average Compounded Growth Rate		5 Year	10 Year

	–	Assets	2.71%	5.19%
	–	Net Income	4.14%	13.70%
	–	Earnings per share	6.72%	15.02%
	–	Stock Price (NASDAQ: FFCH)	8.32%	13.09%
	–	Dividends	9.14%	11.61%

5

Strategic Direction

•	Aggressive Efforts to Grow Core Deposits

•	Continued Expansion of Insurance, Investment and Trust Businesses - the First Southeast Group

•	Continued Investments in Diverse Distribution Channels

•	Increased Emphasis on Sales of Banking Products and Services for Small and Medium-sized Businesses

•	Expansion of Internet Banking Products and Services

•	Major Commitment to Sales and Service Excellence

6

Core Deposits
(amounts in millions)

[CHART APPEARS HERE]

7

Deposit Composition
(amounts in millions)

[CHART APPEARS HERE]	[CHART APPEARS HERE]

September 30, 2001	September 30, 2006

8

Weighted Average Rate
Deposit Accounts

	September 30, 2006				September 30, 2005

	Balance	Weighted Average Rate			Balance	Weighted Average Rate

Checking accounts	$474,705	0.20%			$520,232	0.24%
Statement and other accounts	148,752	0.55			169,703	0.55
Money market accounts	373,675	3.72			255,486	2.05
Certificate accounts	825,896	4.44			711,651	3.46

Total deposits	$1,823,028	2.87%			$1,657,072	1.93%

FHLB			Rate				Rate

Term	$465.0	million	4.76%		$425.0	million	4.40%
Overnight	—		—		27.0		4.16

	$465.0	million	4.76%	Avg. rate	$452.0	million	4.39%	Avg. rate

Repos	$68.80	million	5.32%	Avg. rate	$128.80	million	3.83%	Avg. rate

9

Demand Deposit Accounts and
Deposit Account Fees

[CHART APPEARS HERE]

10

Insurance Sales and Service
LTM

•	Total Insurance Revenues: $21 million

•	36% Prop. & Cas. Personal Lines/ 58% Prop. & Cas. Commercial Lines/6% Life & Health

•	Prop./Cas. Premiums Written (in millions)

	–	Personal	$52

	–	Commercial	$84

	–	Wholesale (1,135 active producing agencies)	$41

•	Major Companies represented: Allstate, Selective, Auto-Owners, St. Paul Travelers, Harleysville, Zurich, Cincinnati, Hartford and Chubb

•	Largest Independent Allstate Agency in the United States.

•	Recognized by Bank Insurance and Securities Association as being ranked 7th in the country based on the contribution of insurance subsidiary to Holding Company net income.

11

Insurance Revenues
(amounts in thousands)

[CHART APPEARS HERE]

12

Insurance Revenues
(amounts in thousands)

[CHART APPEARS HERE]

June 2006 EBSI Acquisition was not material.

13

Insurance Acquisitions
(amounts in millions)

Company	Date	Market	Premiums Written

Adams Insurance	1990	Personal lines	$.8
Magrath Insurance	1992	Mixed lines	$3.9
Epps-McLendon	1995	Personal lines	$3.4
Associated Insurors	2000	Commercial lines	$11.5
Kinghorn Insurance	2001	Mixed lines, group health	$21.0
Johnson Insurance	2002	Commercial lines, Third Party Administrator	$18.0
Woodruff Agency (merged - Johnson Ins.)	2003	Commercial lines	$5.0
The Kimbrell Group	2004	MGA—Excess, Surplus and Standard Lines	$27.0
Employer Benefit Strategies, Inc. (merged - First Southeast Insurance)	2006	Employee Benefits Plans	N/A
Peoples Insurance Agency (merged -First Southeast Insurance)	2006	Personal lines	$3.5

Other Insurance Operations
First Southeast Reinsurance	Private mortgage reinsurance
Family Financial Holdings, Inc.	Reinsures contractual liability policies written in
(14.3% ownership)	conjunction with desbt protection programs.

14

Insurance, Brokerage and Trust Revenues
(amounts in thousands)

[CHART APPEARS HERE]

15

Non-Interest Income
(amounts in thousands)

[CHART APPEARS HERE]

16

Other Income Distribution
Fiscal 2006

[CHART APPEARS HERE]

17

First Financial Holdings, Inc.

November 2006

Markets

[GRAPHIC APPEARS HERE]

18

Internet Banking Growth
Households and Businesses

[CHART APPEARS HERE]

19

Market Characteristics

	Population 2006 Estimate(1)	1-4 Family Resid.Building Permit Growth 2004-2005(1)	Est. Median Family Income 2006(1)	Unemployment(2) September 2006

Charleston MSA	603,000	30.2%	$56,400	5.4%
Horry County	232,100	67.3%	$48,000	4.5%
Florence	131,900	122.6%	$48,000	7.6%
Beaufort Co.	140,385	50.8%	$63,000	4.3%
Georgetown Co.	61,760	37.3%	$49,700	6.3%
Brunswick Co., NC	91,500	10.5%	$43,959(3)	3.8%
FFCH Markets	1,260,645	37.2%	$53,478	5.3%
SC	4,281,130	25.3%	$52,900	6.4%
US	299,912,800	4.1%	$55,832(3)	4.6%

(1) US Census Bureau statistics as prepared by Geodata Consultants, Inc.
(2) NC & SC Employment Security Commissions
(3) 2005 (2006 estimates not available)

20

What Experts are Saying

•	Entrepreneur ranked Charleston metro area #2 among top mid-sized metros for “Hot Cities for Entrepreneurs”. (Sept. 2006)

•	Charleston metro area among top 20% “Five Star Knowledge Worker Metros” according to Expansion Management. (May 2006)

•	“Top U.S.Cities for Doing Business” – Charleston region ranked 12th among mid-sized metros – Inc. (May 2006)

•	Forbes Magazine listed Myrtle Beach the 29th best place for business and careers out of 200 metro areas.

•	“Mid-size Markets with Highly Diverse Economies” – Charleston region ranked among to 10 – Southern Business & Development. (Winter 2006)

•	Myrtle Beach was the 13th fastest growing area in the nation according to U.S. Census Bureau statistics.

•	Milken Institute listed the Charleston region among top 25 largest “Best Performing Cities: Where America’s Jobs Are Created.” (Feb. 2006)

•	“American’s 50 Hottest Cities for business expansion” – Charleston region among top 25 – Expansion Management. (Jan./Feb. 2006)

21

What Experts are Saying (con’t.)

•	Horry County Schools rated “Excellent” by the South Carolina Board of Education

•	Forbes – “Best Places for Business and Careers” – Charleston metro area ranked among top 50. (May 2005)

•	Myrtle Beach – Top workforce training programs in the U.S. as ranked by Expansion Management.

•	Charleston was included among top 10 of “New American Dream Towns” – Outside Magazine. (August 2005)

•	“Top Logistics Metros in the U.S.” – Charleston metro area designated as a “5-Star Logistics Metro” by Expansion Management. (Sept. 2005)

•	Charleston metro area ranked #32 by Intel.com in “America’s Most Unwired Cities.” (June 2006)

•	“Technopolis Found: Top Tech Cities” – Charleston metro area listed among top 50 by Popular Science. (Feb. 2005)

•	USA Today.com ranked Myrtle Beach the second most popular beach in the U.S.

22

Market Characteristics
1-4 Family Residential Building Permit Growth

[CHART APPEARS HERE]

Source: Center for Economic Forecasting

23

Well Positioned In Key Markets

June 30, 2006
(amounts in millions)

Deposits

Institution	Share	Institution	Share

Charleston MSA - $8,076 total deposits		Myrtle Beach MSA - $5,490 total deposits

1. Wachovia	25.5%	1. Coastal	15.6%
2. Bank of America	14.7%	2. Carolina First	12.9%
3. First Federal	14.0%	3. Conway Nat’l Bank	11.8%
		10. First Federal	5.1%

Beaufort County - $3,169 total deposits		Florence MSA - $2,470 total deposits

1. Wachovia	18.5%	1. Wachovia	20.1%
2. Bank of America	12.0%	2. BB&T	15.6%
3. So Car Bnk &Trust	7.5%	3. First Reliance	9.0%
12. First Federal	3.6%	6. First Federal	6.5%

Georgetown County - $1,075 total deposits		Brunswick County - $1,612 total deposits

1. Plantation FSB	18.5%	1. BB&T	78.0%
2. Carolina First Bank	12.7%	2. Security Savings Bank	18.9%
3. First Federal	12.1%	3. Coastal Federal	16.0%
4. Wachovia	11.0%	8. First Federal	3.0%

Source:  Highline BranchSource, June 2006, except Brunswick County, NC, FDIC

24

First Financial’s Human Resources Strategies

•	Experienced, Motivated Management Team

•	Qualified, Well-trained Staff

•	Comprehensive Use of Incentive based compensation

— 39% of Total Employees Incentive Based

•	A Commitment to Retention

•	“South Carolina Family Friendly Workplace Awards” winner, 2005

•	Placed 3rd in the top 15 “Best Places to Work in South Carolina”

25

Human Capital

Average Years with the Company
September 2006

[CHART APPEARS HERE]

26

Performance Drivers
September 30, 2006

•	Targets for Management Team Stock Ownership-One to Four Times Compensation

•	Specific Goals for Management Performance Plan - ROE Driven

•	Performance Plan for Directors - ROE Driven

•	83% Employees Own Company Stock

•	18.3% of Shares Owned by Directors, Officers & Employees

27

Financial Performance

28

Assets
(amounts in billions)

[CHART APPEARS HERE]

29

Loan Portfolio
(amounts in millions)

[CHART APPEARS HERE]

September 30, 2001

Home equity	$145
Mobile home	90
Other	117
Commercial RE	$126
Business	39
Multifamily	37

[CHART APPEARS HERE]

September 30, 2006

Fixed	39%
Variable	61%
Commercial RE	$221
Business	82
Multifamily	24
Home equity	$252
Mobile home	174
Marine	72
Credit Card	13
Other	48

30

Credit Quality

[CHARTS APPEAR HERE]

31

Problem Assets
September 30, 2006
(amounts in thousands)

Non-accrual Loans	$3,684
Loans 90 Days or More Past Due	64
Renegotiated Loans	0
REO through Foreclosure	1,920

TOTAL	$5,668

NPA/Total Assets	.21%
Net Charge-offs/Average Net Loans	.21%
Allowance/Non-Performing Loans	390%

32

Net Interest Income
(amounts in thousands)

[CHART APPEARS HERE]

33

Net Interest Spread

[CHART APPEARS HERE]

34

Efficiency Ratio

[CHART APPEARS HERE]

35

Net Income
(amounts in thousands)

[CHART APPEARS HERE]

36

Core Earnings Per Share
(diluted)

[CHART APPEARS HERE]

37

Core Return on Average Equity

[CHART APPEARS HERE]

38

Stock Repurchase Programs

Starting Date		Ending Date	Shares Authorized	Shares Repurchased

4/29/05	-	6/30/06	625,000	517,162
5/27/03	-	11/30/04	650,000	573,100
10/25/02	-	6/30/03	650,000	650,000
9/17/01	-	9/30/02	600,000	477,800
2/25/00	-	9/30/00	500,000	93,300
10/23/98	-	6/30/99	500,000	500,000
7/29/96	-	3/31/97	250,000	93,100

39

Stock Performance

[CHART APPEARS HERE]

40

Consistent Dividend Growth

[CHART APPEARS HERE]

41

Executive Management

Name	Title	Age	Experience

A. Thomas Hood	President & CEO	60	30 years
Susan E. Baham	Executive Vice President & CFO	56	35 years
Charles F. Baarcke, Jr.	Executive Vice President & Chief Lending Officer	60	31 years
John L. Ott, Jr.	Executive Vice President, Retail Banking	58	35 years

42

Senior Management

Name	Title	Age	Experience

Mark R. Adelson	SVP Investments	52	25 years
Robert C. Bailey	SVP Branch Admin.	56	30 years
Elton K. Carrier	SVP Commercial Lending	63	32 years
Kenneth J. Clair	SVP Lending & Loan Op.	52	30 years
Charles L. Clark II	SVP Loan Servicing	62	39 years
R. Bruce Copeland, Jr.	SVP Marketing	48	21 years
C. Alec Elmore, Jr.	SVP Northern Region	46	25 years
Mark G. Endres	SVP and Controller	64	34 years
Jerry P. Gazes	SVP Human Resources	59	33 years
Anthony J. Johnston, IV	SVP Information Technology	45	21 years
Betsy B. Lewis	SVP Internal Audit	48	21 years
Allison A. Rhyne	SVP Insurance Services	53	27 years
Robert F. Snyder, Jr.	SVP Support Services	57	35 years
Richard H. Stoughton	SVP Planning & Development	60	31 years

43